Business and Basis of Presentation (OneMain Holding Inc)	9 Months Ended
Sep. 30, 2016
OneMain Holdings Inc [Member]
Business and Basis of Presentation

1. Business and Basis of Presentation

OneMain Holdings, Inc. is referred to in this report as “OMH” or, collectively with its subsidiaries, whether directly or indirectly owned, the “Company,” “we,” “us,” or “our.” OMH is a Delaware corporation. At September 30, 2016, Springleaf Financial Holdings, LLC (the “Initial Stockholder”) owned approximately 58% of OMH’s common stock. The Initial Stockholder is owned primarily by a private equity fund managed by an affiliate of Fortress Investment Group LLC (“Fortress”).

On November 15, 2015, OMH completed its acquisition of OneMain Financial Holdings, LLC (“OMFH”) from CitiFinancial Credit Company (“Citigroup”) for $4.5 billion in cash (the “OneMain Acquisition”). As a result of the OneMain Acquisition, OMFH became a wholly owned, indirect subsidiary of OMH. See Note 2 for further information on the OneMain Acquisition.

OMH is a financial services holding company whose principal subsidiaries are Springleaf Finance, Inc. (“SFI”) and Independence Holdings, LLC (“Independence”). SFI’s principal subsidiary is Springleaf Finance Corporation (“SFC”), and Independence’s principal subsidiary is OMFH. SFC and OMFH are financial services holding companies with subsidiaries engaged in the consumer finance and insurance businesses. OMFH, collectively with its subsidiaries, is referred to in this report as “OneMain.” OMH and its subsidiaries (other than OneMain) is referred to in this report as “Springleaf.”

BASIS OF PRESENTATION

We prepared our condensed consolidated financial statements using generally accepted accounting principles in the United States of America (“GAAP”). These statements are unaudited. The year-end condensed balance sheet data was derived from our audited financial statements, but does not include all disclosures required by GAAP. The statements include the accounts of OMH, its subsidiaries (all of which are wholly owned, except for certain indirect subsidiaries associated with a joint venture in which we owned a 47% equity interest prior to March 31, 2016), and variable interest entities (“VIEs”) in which we hold a controlling financial interest and for which we are considered to be the primary beneficiary as of the financial statement date.

We eliminated all material intercompany accounts and transactions. We made judgments, estimates, and assumptions that affect amounts reported in our condensed consolidated financial statements and disclosures of contingent assets and liabilities. In management’s opinion, the condensed consolidated financial statements include the normal, recurring adjustments necessary for a fair statement of results. Ultimate results could differ from our estimates. We evaluated the effects of and the need to disclose events that occurred subsequent to the balance sheet date. To conform to the 2016 presentation, we have reclassified certain items in prior periods, including certain items in prior periods of our condensed consolidated financial statements.

The condensed consolidated financial statements in this report should be read in conjunction with the consolidated financial statements and related notes included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (“2015 Annual Report on Form 10-K”). We follow the same significant accounting policies for our interim reporting, except for the change in accounting policy discussed below. As a result of the change in accounting policy, we have revised certain sections in our 2015 Annual Report on Form 10-K to reflect the retrospective application of this change in accounting policy, and such revised disclosures are included in exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 29, 2016 (the “retrospective Form 8-K”). Therefore, the condensed consolidated financial statements in this report should also be read in conjunction with the retrospective Form 8-K.

CHANGE IN ACCOUNTING POLICY

Effective April 1, 2016, we changed our accounting policy for the derecognition of loans within a purchased credit impaired pool. Historically, we removed loans from a purchased credit impaired pool upon charge-off of the loan, based on the Company’s charge-off accounting policy at their allocated carrying value. Under our new accounting policy, loans will be removed from a purchased credit impaired pool when the loan is written-off, at which time further collections efforts would not be pursued, or sold or repaid. While both methods are acceptable under GAAP, we believe the new method for derecognition of purchased credit impaired loans is preferable as it enhances consistency with our industry peers. As of January 1, 2015, the cumulative effect of applying the change in accounting policy increased shareholders’ equity by $36 million.

For the three and nine months ended September 30, 2016, respectively, the effect of this change in accounting policy was as follows:

•	increased income before provision for income taxes by $24 million and $27 million;

•	increased net income by $15 million and $17 million;

•	increased net income attributable to OMH by $15 million and $15 million;

•	increased basic earnings per share by $0.11 and $0.11; and

•	increased diluted earnings per share by $0.11 and $0.11.

Our policy for derecognition of purchased credit impaired loans following the change described above is presented below:

Purchased Credit Impaired Finance Receivables

As part of each of our acquisitions, we identify a population of finance receivables for which it is determined that it is probable that we will be unable to collect all contractually required payments. The population of accounts identified generally consists of those finance receivables that are (i) 60 days or more past due at acquisition, (ii) which had been classified as troubled debt restructured (“TDR”) finance receivables as of the acquisition date, (iii) may have been previously modified, or (iv) had other indications of credit deterioration as of the acquisition date.

We accrete the excess of the cash flows expected to be collected on the purchased credit impaired finance receivables over the discounted cash flows (the “accretable yield”) into interest income at a level rate of return over the expected lives of the underlying pools of the purchased credit impaired finance receivables. The underlying pools are based on finance receivables with common risk characteristics. We have established policies and procedures to update on a quarterly basis the amount of cash flows we expect to collect, which incorporates assumptions regarding default rates, loss severities, the amounts and timing of prepayments and other factors that are reflective of then current market conditions. Probable decreases in expected finance receivable cash flows result in the recognition of impairment, which is recognized through the provision for finance receivable losses. Probable significant increases in expected cash flows to be collected would first reverse any previously recorded allowance for finance receivable losses; any remaining increases are recognized prospectively as adjustments to the respective pool’s yield.

Our purchased credit impaired finance receivables remain in our purchased credit impaired pools until liquidation or write-off. We do not reclassify modified purchased credit impaired finance receivables as TDR finance receivables.

We have additionally established policies and procedures related to maintaining the integrity of these pools. A finance receivable will not be removed from a pool unless we sell, foreclose, or otherwise receive assets in satisfaction of a particular finance receivable or a finance receivable is written-off. If a finance receivable is renewed and additional funds are lent and terms are adjusted to current market conditions, we consider this a new finance receivable and the previous finance receivable is removed from the pool. If the facts and circumstances indicate that a finance receivable should be removed from a pool, that finance receivable will be removed at its allocated carrying amount, and such removal will not affect the yield used to recognize accretable yield of the pool.

We have retrospectively applied this change in accounting policy. The effect of this change in accounting policy on the amounts previously reported in our condensed consolidated statements of operations for the three and nine months ended September 30, 2015 and our condensed consolidated statements of cash flows for the nine months ended September 30, 2015 are included in the following tables.

Revised Condensed Consolidated Statements of Operations

(dollars in millions, except loss per share)	Three Months Ended September 30, 2015		Nine Months Ended September 30, 2015
	As Reported	As Adjusted	As Reported	As Adjusted

Interest income:
Finance charges	$424	$422	$1,234	$1,227
Finance receivables held for sale originated as held for investment	4	5	13	13
Total interest income	428	427	1,247	1,240

Interest expense	171	171	500	500

Net interest income	257	256	747	740

Provision for finance receivable losses	82	79	249	233

Net interest income after provision for finance receivable losses	175	177	498	507

Other revenues:
Insurance	40	40	116	116
Investment	11	11	44	44
Other	—	(4)	(2)	(6)
Total other revenues	51	47	158	154

Other expenses:
Operating expenses:
Salaries and benefits	100	100	305	305
Acquisition-related transaction and integration expenses	14	14	29	29
Other operating expenses	73	73	198	198
Insurance policy benefits and claims	17	17	53	53
Total other expenses	204	204	585	585

Income before provision for income taxes	22	20	71	76

Provision for income taxes	2	1	1	1

Net income	20	19	70	75

Net income attributable to non-controlling interests	31	32	93	98

Net loss attributable to OneMain Holdings, Inc.	$(11)	$(13)	$(23)	$(23)

Share Data:
Weighted average number of shares outstanding:
Basic	134,452,763	134,452,763	125,701,635	125,701,635
Diluted	134,452,763	134,452,763	125,701,635	125,701,635
Loss per share:
Basic	$(0.08)	$(0.10)	$(0.18)	$(0.18)
Diluted	$(0.08)	$(0.10)	$(0.18)	$(0.18)

Revised Condensed Consolidated Statement of Cash Flows

(dollars in millions)	Nine Months Ended September 30, 2015
	As Reported *	As Adjusted

Cash flows from operating activities
Net income	$70	$75
Reconciling adjustments:
Provision for finance receivable losses	249	233
Depreciation and amortization	68	75
Deferred income tax benefit	(10)	(10)
Non-cash incentive compensation from Initial Stockholder	15	15
Share-based compensation expense, net of forfeitures	6	6
Other	(13)	(10)
Cash flows due to changes in:
Other assets and other liabilities	37	41
Insurance claims and policyholder liabilities	22	22
Taxes receivable and payable	(49)	(49)
Accrued interest and finance charges	(1)	(1)
Other, net	1	1
Net cash provided by operating activities	395	398

Cash flows from investing activities
Net principal collections (originations) of finance receivables held for investment and held for sale	(593)	(593)
Proceeds on sales of finance receivables held for sale originated as held for investment	88	88
Available-for-sale securities purchased	(382)	(382)
Trading and other securities purchased	(1,465)	(1,465)
Available-for-sale securities called, sold, and matured	411	411
Trading and other securities called, sold, and matured	2,581	2,581
Change in restricted cash and cash equivalents	(46)	(46)
Proceeds from sale of real estate owned	12	12
Other, net	(13)	(13)
Net cash provided by investing activities	593	593

Cash flows from financing activities
Proceeds from issuance of long-term debt, net of commissions	1,929	1,929
Proceeds from issuance of common stock, net of offering costs	976	976
Repayments of long-term debt	(850)	(850)
Distributions to joint venture partners	(59)	(58)
Excess tax benefit from share-based compensation	2	2
Withholding tax on RSUs vested	(4)	(4)
Net cash provided by financing activities	1,994	1,995

Net change in cash and cash equivalents	2,982	2,986
Cash and cash equivalents at beginning of period	879	879
Cash and cash equivalents at end of period	$3,861	$3,865

*	The condensed consolidated statement of cash flows for the nine months ended September 30, 2015 includes a reclassification resulting from our adoption of Accounting Standards Update (“ASU”) 2016-09, Improvements to Employee Share-Based Payment Accounting. See Note 3 for further information regarding this ASU.

We have also adjusted the applicable prior period amounts in the Notes to the Condensed Consolidated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part I, Item 2 herein to reflect the impact of this change in accounting policy.